                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2002

WITHDRAWAL CHARGES
For contracts issued on and after April 1, 2003, upon a full surrender of the contract, all unliquidated purchase payments will be liquidated for purposes of calculating the withdrawal charge.

Example - Assume you make a single payment of $50,000 into your contract, you make no transfers or additional payments and you make no partial withdrawals. If at the time you surrender your contract, the contract value is $40,000, then your free withdrawal amount would be $5,000 (10% of your $50,000 payment). Your withdrawal charge would be calculated on $45,000 (this is calculated as your $50,000 unliquidated payment less the $5,000 free withdrawal amount).

EXERCISE OF GRIP II
Monthly Income Factors
For contracts issued on and after January 27, 2003, and in states where approved, the Income Base may be applied to monthly income factors to purchase a guaranteed lifetime income under the following annuity options:

Option 1: Life Annuity with a 10-Year Period Certain - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies period to the end of the tenth year.

Option 2: Joint and Survivor Life Annuity with a 10-Year Period Certain - An annuity with payments guaranteed for 10 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

                        SUPPLEMENT DATED JANUARY 15, 2003


Wdraw Charge.Supp 01/2003